UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2026
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5420 LBJ Freeway, Suite 600
Dallas, Texas 75240
(Address of principal executive offices, including zip code)
(972) 421-3600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange
NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2026, the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Invitation Homes Inc. (the “Company” or “Invitation Homes”), as part of its annual compensation review and award process, approved several compensation matters applicable to the Company’s principal executive officer, principal financial officer, and certain other named executive officers (collectively, “executives” or “executive officers”), as described below.
Based on the Company’s performance in 2025, the Compensation Committee approved the following adjustments to the compensation arrangements of the Company’s executives: (1) increased the target long-term incentive award for Mr. Dallas Tanner, the Company’s President and Chief Executive Officer to $11,293,950; (2) increased the target long-term incentive award for Mr. Jonathan Olsen, the Company’s Executive Vice President and Chief Financial Officer to $2,700,000; (3) increased the annual cash incentive program target opportunity for Mr. Timothy Lobner, the Company’s Chief Operating Officer, to 150%, and increased his target long-term incentive award to $2,220,000; and (4) increased the target long-term incentive award for Mr. Scott Eisen, the Company’s Executive Vice President and Chief Investment Officer to $3,550,000.
Annual Equity-Based Awards
The Compensation Committee approved the Company’s 2026 long-term stock incentive program (the “LTIP”) for the grants of equity awards in the form of restricted stock units (the “RSUs”), pursuant to a form of RSU award agreement (the “LTIP RSU Agreement”) substantially consistent with the form filed with the Securities and Exchange Commission (the “SEC”), under the Invitation Homes Inc. 2017 Omnibus Incentive Plan (the “Incentive Plan”). The LTIP includes a mix of time-vesting and performance-vesting awards. The Compensation Committee approved the grant of time- and performance-vesting RSUs (“LTIP RSUs” and such awards, “LTIP RSU Awards”) to each executive officer.
The LTIP RSU Awards have a grant date of March 1, 2026. The material terms of the LTIP RSU Awards are described below.
Time-Vesting LTIP RSUs
The time-vesting LTIP RSUs are scheduled to vest in equal annual installments on each of the first three anniversaries of March 1, 2026, subject to the executive’s continued employment through the applicable vesting date (with certain limited exceptions).
On March 1, 2026, the Compensation Committee approved the grant, effective as of March 1, 2026, of time-vesting LTIP RSU Awards to the following Company executives in the following dollar amounts: Dallas Tanner – $2,823,488; Jonathan Olsen – $675,000; Timothy Lobner – $555,000; Scott Eisen – $887,500; and Mark Solls – $411,250. The corresponding number of RSUs was determined by dividing the dollar amount of the award by the closing price of the Company’s common stock on the New York Stock Exchange (the “NYSE”) on the grant date (or the immediately preceding date if the NYSE is closed on the grant date).
Performance-Vesting LTIP RSUs
The performance-vesting LTIP RSUs may be earned based on the achievement of performance conditions over a three-year performance period from January 1, 2026 through December 31, 2028. The number of performance-vesting LTIP RSUs that may be earned will be determined based on performance achieved during the specified performance period. The performance-vesting LTIP RSUs may be earned based on two performance measures: (1) the compounded annual growth rate of the Company’s net operating income for an identified population of homes; and (2) the compounded annual growth rate of the Company’s shareholder return relative to the Nareit Residential Index CAGR for the performance period. The performance-vesting LTIP RSUs are subject to potential increase based on achievement of the growth rate of the Company’s shareholder return over the performance period (the “TSR Modifier”). Finally, the maximum dollar value of performance-based LTIP RSUs that can be earned is subject to a cap equal to the product of 300% of the target number of performance-vesting RSUs granted multiplied by $55.00 (the “Value Cap”).
Under the terms of the LTIP RSU Agreement, each executive is eligible to earn, in respect of each performance condition, a threshold, target, and maximum number of performance-vesting LTIP RSUs based on whether the performance criteria are achieved at threshold, target, or maximum levels. The total number of performance-vesting LTIP RSUs earned with respect to each performance measure is based on an achievement factor which, in each case, ranges from a 0% payout for below threshold performance, to 50% for threshold performance, to 100% for target performance, up to 200% for performance at maximum levels or above. For actual performance between the specified threshold, target, and maximum levels, the resulting achievement percentage will be adjusted on a linear basis.
Once actual achievement of the performance criteria is determined at the end of the performance period, the number of earned performance-vesting LTIP RSUs is subject to upward modification based on application of the TSR Modifier, which can result in an increase in the number of earned LTIP RSUs ranging from an additional 0% (for total shareholder return below a threshold level) to up to an additional 50% (for total shareholder return at or above a maximum level) of the number of earned performance-vesting LTIP RSUs. As a result of the TSR Modifier, but prior to application of the Value Cap, the maximum number of performance-vesting LTIP RSUs that can be earned is 300% of target. Following application of the TSR Modifier, the number of performance-vesting RSUs ultimately earned is subject to reduction in the event that the actual dollar value of the performance-vesting LTIP RSUs exceeds the Value Cap. If the Value Cap is exceeded, the number of performance-vesting LTIP RSUs will be reduced to the maximum number of performance-vesting LTIP RSUs that have a dollar value as near as possible to, but not above, the Value Cap, with all performance-vesting LTIP RSUs exceeding the Value Cap being forfeited for no consideration.
In general, performance-vesting LTIP RSUs are earned on the date after the end of the performance period on which the Compensation Committee certifies the extent to which the performance criteria have been achieved (the “Certification Date”). The performance vesting LTIP RSUs will vest on the Certification Date, subject to the executive’s continued employment through such Certification Date (with certain limited exceptions).
On March 1, 2026, the Compensation Committee approved the grant, effective as of March 1, 2026, of performance-vesting LTIP RSU Awards to the following Company executives in the following dollar amounts, which amounts assume that target level of performance is achieved (with the actual number of shares to be earned based on the actual achievement of the performance criteria described above): Dallas Tanner – $8,470,462; Jonathan Olsen – $2,025,000; Timothy Lobner – $1,665,000; Scott Eisen – $2,662,500; and Mark Solls – $1,233,750. The corresponding number of performance-vesting LTIP RSUs will be determined by dividing the dollar amount of the award by the grant date fair value calculated based on the closing price of the Company’s common stock on the NYSE on the grant date (or the immediately preceding date if the NYSE is closed on the grant date) and a Monte Carlo fair value analysis.
The foregoing description of the LTIP does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of LTIP RSU Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2025, and incorporated by reference herein.
Retention Awards
Under the leadership of its President and Chief Executive Officer and his team, the Company has achieved significant momentum in its business activities, operating efficiency, and performance over the last several years. The current leadership team has improved productivity, delivered results through operational excellence, streamlined processes, upgraded technology, fostered unique strategic partnerships (including relationships with homebuilders, the addition of in-house home building capabilities, and the launch of a construction lending program), and improved effectiveness of the marketing, leasing, resident relations, and maintenance functions, all of which are intended to drive value creation going forward. As a result, the Compensation Committee is aware that Company’s leadership team is highly regarded in the real estate industry for its strong operating expertise.
The Compensation Committee is also aware that the real estate industry (including its single-family properties sector) has a competitive market for talent, as many competitors in the industry are seeking to build out their own leadership teams with experienced executives.
During 2025, there were several attempts to solicit key members of the Company’s leadership team, some of them successful. Given the current stage of the Company’s growth strategy, losing more leadership would be substantially detrimental to the Company and its ability to create value for stockholders. The Compensation Committee considered risks of potentially suffering further losses to the management team. These risks include disruption to operations, loss of critical knowledge and expertise, negative impacts to stockholder confidence, negative impacts to employee morale, delays in strategic decision-making, as well as the expense and disruption of recruiting suitable new executives.
Considering these circumstances, the Compensation Committee determined that it was in the best interests of the Company and its stockholders to take an extraordinary action to retain various members of the senior leadership team, including the Company’s President and Chief Executive Officer and other executives, by providing a retention equity grant of RSUs (the “Retention RSU Awards”) to address the concerns identified above and reinforce retention and motivation.
On March 1, 2026, the Compensation Committee approved the grant, effective as of March 1, 2026, of the Retention RSU Awards to the following Company executives in the following dollar amounts: Dallas Tanner – $10,000,000; Jonathan Olsen – $5,000,000; Timothy Lobner – $6,000,000; and Scott Eisen – $4,500,000. The corresponding number of RSUs was determined by dividing the dollar amount of the award by the closing price of the Company’s common stock on the NYSE on the grant date (or the immediately preceding date if the NYSE is closed on the grant date).
The time-vesting Retention RSU Awards are scheduled to vest in two installments, with 65% vesting on the third anniversary, and 35% vesting on the fourth anniversary of March 1, 2026, respectively, subject to the executive’s continued employment through the applicable vesting date (with certain limited exceptions).
The foregoing description of the Retention RSU Awards does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Award Notice and Restricted Stock Unit Agreement (2026 Retention Grant) under the Incentive Plan, a copy of which is filed as Exhibit 10.1, and incorporated by reference herein.

The Compensation Committee and the Board believe that it is important to minimize external distractions as the leadership team builds additional momentum for the Company. These actions are expected to benefit the continued stability and performance of the Company and are closely aligned with the long-term interests of the Company’s stockholders.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which include, but are not limited to, statements relating to the Company’s executive motivation and retention strategies. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties that may impact the Company’s business, financial condition, results of operations, cash flows, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to, those described under Part I. Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report on Form 10-K”), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the Annual Report on Form 10-K and in the Company’s other periodic filings. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Award Notice and Restricted Stock Unit Agreement (2026 Retention Grant) under the Invitation Homes Inc. 2017 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
	Date:	March 5, 2026